                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
         240.14a-12
                                  MEDWARE, INC
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                  MEDWAVE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



     The Annual Meeting of Shareholders of Medwave, Inc. will be held on October 7, 1996 at 9:00 a.m. (Minneapolis time), in the Pipestone Conference Room on the 13th Floor of the International Centre, 900 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

     1.   To set the number of directors at three (3).

     2.   To elect directors for the ensuing year.

     3.   To approve the Amended and Restated Stock Option Plan.

     4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.


     Only shareholders of record at the close of business on August 29, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date, and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        G. Kent Archibald
                                        President and Chief Executive Officer



Arden Hills, Minnesota
September 5, 1996

                                  MEDWAVE, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 1996


                                 PROXY STATEMENT


                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of Medwave, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on October 7, 1996 at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 4382 Round Lake Road West, Arden Hills, Minnesota 55112-3923. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about September 5, 1996.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed August 29, 1996, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on August 29, 1996, 4,808,533 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of August 29, 1996. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.



                                      Number of Shares         Percent of
Name and Address                   Beneficially Owned(1)       Ownership
- - --------------------------------------------------------------------------------

G. Kent Archibald                   457,993(2)                 9.0%
4382 Round Lake Road West
Arden Hills, MN   55112

David B. Johnson                    369,879(3)                 7.7%
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN   55416

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of August 29, 1996 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes options to purchase 303,750 shares of Common Stock which are currently exercisable as of 08/29/96 or will become exercisable within 60 days of such date.

(3) Includes 25,500 shares held by Mr. Johnson's spouse and minor children over which he may be deemed to share voting and disposition power


                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of August 29, 1996, by the executive officer of the Company named in the Summary Compensation table, by each director of the Company and by all directors and executive officers (including the named individual) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

 Name and Address of Beneficial           Number of Shares        Percent of
   Owner or Identity of Group            Beneficially Owned      Ownership(1)
- - --------------------------------------------------------------------------------

G. Kent Archibald                            457,993(2)             9.0%
  4382 Round Lake Road West
  Arden Hills, MN   55112
Norman Dann
  4382 Round Lake Road West                    7,500(3)             *
  Arden Hills, MN   55112

Jerry E. Robertson
   4382 Round Lake Road West                   7,500(3)             *
   Arden Hills, MN   55112

All officers and directors as a
   group (5 persons)                         489,893(4)             9.5%


*    Less than 1%


(1)  See footnote (1) to preceding table.

(2)  See footnote (2) to preceding table.

(3) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of August 29, 1996 or within 60 days of such date.

(4) Includes 325,000 shares which may be purchased upon exercise of options which are exercisable as of 08/29/96 or within 60 days of such date.


                              ELECTION OF DIRECTORS
                              (PROPOSAL #1 AND #2)

GENERAL INFORMATION

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at three and that three directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at three, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all the director nominees and the positions held by each with the Company are as follows:

           Name                   Age                    Position
- - ----------------------------    -------    -----------------------------------
G. Kent Archibald                 55       President, Chief Executive Officer,
                                           Secretary, and Director
Norman Dann(1)(2)                 69       Director
Jerry E. Robertson(1)(2)          63       Director

- - --------------------------------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

G. KENT ARCHIBALD is the President, Chief Executive Officer, Secretary, and a director of the Company. He has served in these positions since October 1991. From 1988 to 1991, Mr. Archibald was a private consultant and investor. From 1978 to 1984, Mr. Archibald was founder, president and director of AVI, Inc., a medical device company acquired by 3M Company's Medical Products Division in 1984. After this acquisition, Mr. Archibald served until 1988 as a general manager and engineering director for 3M. Prior to his involvement with AVI, Inc., Mr. Archibald held engineering positions at 3M, Control Data Corporation, and The Boeing Company, Inc. Mr. Archibald holds a B.S. degree in electrical engineering and is a professional engineer in the State of Minnesota. He serves as a director of RayMedica, Inc.

NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic Restated Planning, marketing and product development. Mr. Dann also currently serves as a director of Minntech Corporation. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served in various senior management positions with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering.

JERRY E. ROBERTSON, Ph.D., has been a director of the Company since August 1995. Dr. Robertson also currently serves as a director of the following publicly traded companies: Manor Care, Inc., Cardinal Health, Inc., Haemonetics Corporation, Coherent, Inc., Steris Corporation, Life Technologies, Inc., Allianz Life Insurance Company of North America, and Choice Hotels International, Inc. Dr. Robertson also serves as a director of Project HOPE, a nonprofit organization which provides medical services throughout the world. From 1963 to 1994, Dr. Robertson served in various supervisory, management, and executive positions with 3M Company. He served as executive vice president of 3M's Life Sciences Sector and Corporate Services from 1984 to 1994 and a member of 3M's Board of Directors from 1990 to 1994. Prior to that time, Dr. Robertson served in various capacities in the areas of surgical and medical products, chemical and synthetic medicinal research, and technical Restated Planning and coordination. Dr. Robertson holds a Ph.D. in organic chemistry.

COMMITTEE AND BOARD MEETINGS

  The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures and the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee held one formal meeting during fiscal 1996. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee held one formal meeting during fiscal 1996. Members of both of such Committees also meet informally from time to time throughout the year on Committee matters.


     The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by unanimous written consent of all directors, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1996, the Board of Directors held seven formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTOR FEES

     Directors are not currently paid fees for attending Board or Committee meetings. Under the Company's Stock Option Plan each non-employee director receives a non-qualified option to purchase 30,000 shares of the Company's Common Stock upon his or her initial election as a director. As of April 30, 1996, the end of the Company's most recent fiscal year, Messrs. Norman Dann and Jerry E. Robertson each received an option to purchase 30,000 shares at an exercise price of $3.00 per share, vesting over a four year period. See Proposal #3 below for a more complete description of the automatic director option provisions of the Stock Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation earned or awarded to G. Kent Archibald, the President and Chief Executive Officer of the Company during the Company's last three fiscal years ended April 30, 1994, 1995, and 1996. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                        Annual Compensation                Compensation
                                                                                           ------------
                                                                                            Securities
                                                                                            Underlying
                                                                                           Options (# of             All Other
         Name and Principal Position            Year           Salary         Bonus          shares)(1)            Compensation
- - ---------------------------------------------------------------------------------------------------------------------------------
 G. Kent Archibald,                             1996           $110,425        $0              175,000                $1,312(2)
 President and Chief Executive                  1995             54,840         0               85,000                 ----
 Officer                                        1994             81,792         0              175,000                 ----

- - --------------------
(1) Number of shares of Common Stock subject to options that were granted during the fiscal year.
(2) Reflects the Company's contribution to executive's individual retirement account under the Company's Simplified Employee Pension Plan.

EMPLOYMENT AGREEMENTS

Although the Company has non-compete and confidentiality agreements with its employees, the Company does not have an employment agreement with, or key-man life insurance on, Mr. Archibald or any other individual.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended April 30, 1996 to the Named Executive Officer.

                                                                       Individual Grants
                    ----------------------------------------------------------------------------------------------------------------
                               Number of                     % of Total
                               Securities                   Options/SARs
                               Underlying                    Granted to
                               Option/SARs                  Employees in               Exercise or Base
            Name               Granted (#)                   Fiscal Year                Price ($/Share)         Expiration Date
- - ------------------------------------------------------------------------------------------------------------------------------------
 G. Kent Archibald             175,000(1)                        36%                         $2.25               June 9, 2005


(1) Vests at a rate of 25% per year for the first four years of the option term, provided that all such shares shall become fully exercisable should the Company replace Mr. Archibald as President and Chief Executive Officer.


              AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended April 30, 1996 by the Named Executive Officer and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officer.

                                                                                                   Value of Unexercised In-the-
                                                            Number of Unexercised                 Money Options at Fiscal Year-
                                                         Options at Fiscal Year-End (#)                      End ($)
                                                        --------------------------------------------------------------------------
                              Shares
                             Acquired
                               on             Value
                             Exercise        Realized
           Name                 (#)             ($)        Exercisable       Unexercisable       Exercisable       Unexercisable
- - ------------------------------------------------------------------------------------------------------------------------------------
 G. Kent Archibald             - 0 -         $ - 0 -        260,000            175,000           $1,797,500         $1,793,750

                        APPROVAL OF AMENDED AND RESTATED
                                STOCK OPTION PLAN
                                  (PROPOSAL #3)

GENERAL

     On November 29, 1995, the Board of Directors adopted, subject to shareholder approval, an Amended and Restated Stock Option Plan (the "Restated Plan").

     A general description of the Restated Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

DESCRIPTION OF PLAN

     PURPOSE. The purpose of the Restated Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors, and key consultants by providing an incentive to such individuals through equity participation in the Company and by rewarding such employees, directors and key consultants who contribute to the achievement by the Company of its long-term economic objectives. A total of 1,400,000 shares of Common Stock have been reserved for options under the Restated Plan.

     TERM. Incentive stock options may be granted under the Restated Plan for a period of ten years from the date of its adoption by the Board of Directors. Non-qualified stock options may be granted pursuant to the Restated Plan until it is discontinued or terminated by the Board.

     ADMINISTRATION. The Restated Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Restated Plan gives broad powers to the Committee to administer and interpret the Restated Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     ELIGIBILITY. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Restated Plan. All employees, directors and officers of, and consultants and advisors to, the Company or any subsidiary are eligible to receive non-qualified stock options. As of August 29, 1996, the Company had approximately 13 employees (of which three are officers), and two directors who are not employees.

     OPTIONS. When an option is granted under the Restated Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or "non-qualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and, unless otherwise determined by the Committee, the option price of a non-qualified option will not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on August 29, 1996 was $9-3/4. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value or some combination of cash and Common Stock. Each stock option granted under the Restated Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Restated Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship. All outstanding options become immediately exercisable in full upon a "change of control" which includes, (i) the purchase of at least 60% of the Company's stock, (ii) a merger, consolidation, sale of substantially all of the Company's assets, or liquidation of the Company, and (iii) certain changes in the Company's Board of Directors.

     In addition to other options which may be granted under the Restated Plan, each non-employee director of the Company (excluding persons who were non-employee directors on the date the Restated Plan was adopted by the Board) will automatically be granted a non-qualified option for 30,000 shares of Common Stock upon his or her initial election as a director. Each non-qualified option expires ten years from the date of grant and will be vested over a four-year period at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Options to purchase 60,000 shares are currently outstanding as a result of the non-employee director automatic option provisions of the Restated Plan.

     AMENDMENT. The Board of Directors may, from time to time, suspend or discontinue the Restated Plan or revise or amend it in any respect; provided,
(i) no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the provisions relating to the formula grant to non-employee directors may not be amended more than once every six months except to conform to certain changes in the laws, and (iii) the Restated Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Restated Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive options; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to optionees under the Restated Plan.

     FEDERAL INCOME TAX CONSEQUENCES OF THE RESTATED PLAN. Under present law, an optionee will not realize any taxable income on the date a non-qualified option is granted pursuant to the Restated Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which non-qualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

     Incentive stock options granted under the Restated Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     RESTATED PLAN BENEFITS. The table below shows the total number of stock options that have been received by the following individuals and groups under the Restated Plan as of August 29, 1996:

                                                                                    Total Number of
                         Name and Position/Group                                   Options Received(1)
         ----------------------------------------------------------------------------------------------
          G. Kent Archibald, President, Chief Executive Officer,                         435,000
              Secretary, and Director
          Current Executive Officer Group (3 persons)                                    665,000
          Current Non-Executive Officer Director Group (2 persons)                        60,000
          Current Non-Executive Officer Employee Group                                   450,000
             (10 persons)

(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Restated Plan cannot be determined at this time, except for the automatic option grants to outside directors as described above.


VOTE REQUIRED

     Because of the employees' positive response to the Restated Plan and because of its belief that making a greater number of shares available to employees, directors, and advisors is an effective means to insure the future growth and development of the Company, the Board of Directors recommends that the shareholders approve the Amended and Restated Stock Option Plan. Approval of the Amended and Restated Stock Option Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter and (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                          INDEPENDENT PUBLIC ACCOUNTANT

     Ernst & Young, LLP acted as the Company's independent public accountant for fiscal 1996. Representatives from Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officer and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended April 30, 1996, all
Section 16(a) filing requirements applicable to Insiders were complied with.

                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 annual meeting of shareholders must be received by the Company by May 7, 1997, to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED APRIL 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-ISB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. MARK T. BAKKO, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        G. Kent Archibald
                                        President and Chief Executive Officer
Dated:    September 5, 1996
          Arden Hills, Minnesota

                                 MEDWAVE, INC.
                         ------------------------------

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints G. KENT ARCHIBALD and MARK T. BAKKO, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Medwave, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Monday, October 7, 1996, at 9:00 a.m., Minneapolis Time, in the Pipestone Conference Room on the 13th Floor of the International Centre, 900 Second Avenue South, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

    The Board of Directors recommends that you vote "FOR" the following proposals:

(1)        SET NUMBER OF DIRECTORS AT THREE:
           / /  FOR             / /  AGAINST             / /  ABSTAIN
(2)        ELECT DIRECTORS:  Nominees: G. Kent Archibald, Norman Dann and Jerry E. Robertson
           / /  FOR all Nominees listed above                        / /  WITHOUT AUTHORITY
              (except those whose names have                            to vote for all nominees
              been written on the line below)                           listed above
                     (To withhold authority to vote for any nominee, write that nominee's name on the line below.)
           ------------------------------------------------------------------------------------------------------------------

(3)        APPROVE THE MEDWAVE, INC. AMENDED AND RESTATED STOCK OPTION PLAN:

           / /  FOR             / /  AGAINST             / /  ABSTAIN

(4)        OTHER MATTERS.  In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL. Date ___________________________, 1996.

                                         ---------------------------------------

                                         ---------------------------------------
                                         PLEASE DATE AND SIGN ABOVE exactly as
                                         name appears at the left, indicating,
                                         where appropriate, official position or
                                         representative capacity. If stock is
                                         held in joint tenancy, each joint owner
                                         should sign.